UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC, 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported:  May 7, 2007)

INNOPHOS HOLDINGS, INC.

(exact  names of registrants as specified on their charters)

______________________

Delaware (states or other jurisdictions of incorporation)	001-33124 (Commission File numbers)	20-1380758 (IRS Employer Identification Nos.)

259 Prospect Plains Road

Cranbury, New Jersey  08512

(Address of Principal Executive Officer, including Zip Code)

(609) 495-2495

(Registrants' Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01 Other Items.

               On May 7, 2007, Innophos issued a press release announcing its financial results for the quarter ending March 31, 2007 and that it will be hosting a live conference call to discuss first quarter 2007 results.   The text of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference in response to this item.

               The following exhibits are filed with this report:

Exhibit No.                   Description

99.1                                Press release dated May 7, 2007 announcing first quarter 2007 financial results and date and time of live conference call

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

	By:	/s/ Richard Heyse
Name: Richard Heyse
Dated: May 8, 2007		Title: Chief Financial Officer